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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)   March 17, 2005
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                             FIDELITY BANCORP, INC.
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             (Exact name of registrant as specified in its charter)


     PENNSYLVANIA                      0-22288                   25-1705405
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(State or other jurisdiction      (Commission File              (IRS Employer
of incorporation)                    Number)                 Identification No.)


1009 PERRY HIGHWAY, PITTSBURGH, PENNSYLVANIA                          15237
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(Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code:  (412) 367-3300
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                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c)).

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                             FIDELITY BANCORP, INC.

                      INFORMATION TO BE INCLUDED IN REPORT
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Item 5.02. Departure of Directors or Principal Officers;  Election of Directors,
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Appointment of Principal Officers
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     On March 17, 2005, the Registrant  announced that Mr.  Christopher S. Green had been appointed to the Boards of Directors of the Registrant and its principal subsidiary, Fidelity Bank, effective as of March 16, 2005. Mr. Green is expected to serve on the Executive, Shareholder Value, Investment, Audit, Compensation, Stock Compensation, Loan and Special Nominating Committees of Fidelity Bank. For further information, reference is made to the Registrant's press release, dated March 17, 2005, which is filed as Exhibit 99.1 hereto.

Item 9.01.   Financial Statements and Exhibits
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         (c) The following exhibits are filed with this report.

                  Number   Description

                  99.1     Press Release, dated March 17, 2005




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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       FIDELITY BANCORP, INC.


Date: March 17, 2005                   By: /s/ Richard G. Spencer
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                                           Richard G. Spencer
                                           President and Chief Executive Officer
                                           (Duly Authorized Representative)